SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          Fundamental Fixed-Income Fund
               (Fundamental U.S. Government Strategic Income Fund)
                       (High-Yield Municipal Bond Series)
                         (Tax-Free Money Market Series)
                            The California Muni Fund
                             Fundamental Funds, Inc.
                              (New York Muni Fund)
                (Name of Registrant as Specified In Its Charter)
     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.

          ---------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

     5)   Total Fee Paid:

          ---------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          --------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          --------------------------------------------------------------

     3)   Filing Party:

          --------------------------------------------------------------

     4)   Date Filed:

          -------------------------------------------------------------

                          Fundamental Fixed-Income Fund
               (Fundamental U.S. Government Strategic Income Fund)
                       (High-Yield Municipal Bond Series)
                         (Tax-Free Money Market Series)
                            The California Muni Fund
                             Fundamental Funds, Inc.
                              (New York Muni Fund)

                                 67 Wall Street
                            New York, New York 10005

                   ------------------------------------------

                    Notice of Special Meeting of Shareholders

                   ------------------------------------------

To the Shareholders
of the Fundamental Funds:

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series and Tax-Free Money Market Series of Fundamental Fixed-Income Fund, The California Muni Fund and New York Muni Fund series of Fundamental Funds, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at ______ (Eastern time) at ____________ on January ___, 1999, for the purposes indicated below:

         (1) To approve or disapprove the proposed Investment Advisory Agreements (the "New Advisory Agreements") between the Funds and Cornerstone Equity Advisors, Inc. ("Cornerstone");

         (2) To consider ratification of the payment of advisory fees (the "Interim Advisory Fees") by the Funds to Cornerstone for the period from _______ through the date of the Meeting;

         (3)      To elect a slate of  five (5)   members  to the  Boards of the
         Funds to hold office until their successors are duly elected and qualified;

         (4) To transact such other matters as may properly come before the Meeting or any adjournment thereof.

         Shareholders of record as of the close of business on December __, 1998 are entitled to receive notice of, and to vote at, the Meeting and any and all adjournments thereof. Your attention is called to the accompanying Proxy Statement.

                                 By Order of the Boards of The Fundamental Funds


                                 Joseph Neuberger
                                 Secretary

December __, 1998

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. If you are unable to attend the meeting, please mark, sign, date and return the enclosed proxy so that the necessary quorum may be represented at the meeting. The enclosed envelope requires no postage if mailed in the United States.

                          Fundamental Fixed-Income Fund
               (Fundamental U.S. Government Strategic Income Fund)
                       (High-Yield Municipal Bond Series)
                         (Tax-Free Money Market Series)
                            The California Muni Fund
                             Fundamental Funds, Inc.
                              (New York Muni Fund)

                                 67 Wall Street
                            New York, New York 10005
                       ----------------------------------

                                 PROXY STATEMENT
                       ----------------------------------

         The enclosed proxy is solicited by the Board of Trustees of Fundamental Fixed-Income Fund, on behalf of its Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series and Tax-Free Money Market Series, the Board of Trustees of The California Muni Fund and the Board of Directors of Fundamental Funds, Inc. (the "Boards" or "Board Members") on behalf of its New York Muni Fund series (each, a "Fund" and, collectively, the "Funds"). Fundamental Fixed-Income Fund, The California Muni Fund and Fundamental Funds, Inc. (referred to herein collectively as the "Fundamental Funds") are each registered open-end investment companies having their executive office at 67 Wall Street, New York, New York 10005. The proxy is revocable at any time before it is voted by sending written notice of the revocation to The Fundamental Funds or by appearing personally at the January __, 1999 special meeting of shareholders (the "Meeting").

                              SUMMARY OF PROPOSALS

         (1) To approve or disapprove the proposed Investment Advisory Agreements (the "New Advisory Agreements") between the Funds and Cornerstone Equity Advisors, Inc. ("Cornerstone");

         (2) To consider ratification of the payment of advisory fees (the "Interim Advisory Fees") by the Funds to Cornerstone for the period from November 30, 1998 through the date of the Meeting;

         (3) To elect a slate of five (5) members to the Boards of the Funds to hold office until their successors are duly elected and qualified;

         (4) To transact such other matters as may properly come before the Meeting or any adjournment thereof.

         PLEASE FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN THE CARD IN THE RETURN ENVELOPE PROVIDED.

         This combined Notice of Special Meeting and Proxy Statement and proxy card are first being mailed to shareholders on or about December __, 1998.

                                  INTRODUCTION

         The Meeting is being called to approve new investment advisory agreements, ratify advisory fees paid during an interim period, and to elect new Board Members to fill vacancies.

Description of Voting

         Approval of Proposals 1 and 2 require the affirmative vote of a "majority of the outstanding voting securities," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") of each Fund. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of a Fund, whichever is less. A plurality of the votes cast at the Meeting by the shareholders of The California Muni Fund and New York Muni Fund is required for the election of Board Members of such Funds. Shareholders of Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series and Tax-Free Money Market Series vote together in the election of trustees of Fundamental Fixed-Income Fund. A plurality of the votes cast at the Meeting by shareholders of such Funds is required for the election of trustees.

         Shareholders of record at the close of business on Decmeber __, 1998 (the "Record Date"), are entitled to receive notice of, and to vote at, the Meeting, including any adjournment thereof. As of the Record Date, the Fundamental Funds had the number of Shares outstanding set forth below, each Share being entitled to one vote:

                                                                  Total Shares
                  Fund                                            Outstanding
                  ----                                            -----------

Fundamental U.S. Government Strategic Income Fund
High-Yield Municipal Bond Series
Tax-Free Money Market Series
The California Muni Fund
New York Muni Fund

         Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held. Shareholders holding a majority (one-third, with respect to The California Muni Fund) of the outstanding Shares of a Fund at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business with respect to the Fund at the Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting.

         Any proxy which is properly executed and returned in time to be voted at the Meeting will be counted in determining whether a quorum is present with respect to a Fund and will be voted as marked. In the absence of any instructions, such proxy will be voted to approve the Proposals. If a quorum is not present at the Meeting with respect to a Fund, or if a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares of a Fund represented at the Meeting in person or by proxy. A shareholder vote may be taken for the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later dated proxy to the address set forth on the cover page of this Proxy Statement, or by attending and voting at the Meeting.

         The costs of preparing and mailing proxy materials will be borne equally by the Adviser and the Funds, with the Funds' costs being allocated based in part on a Fund's assets and in part on its number of shareholders. The Funds' share of the costs is estimated to be $_________. Proxy solicitations will be made primarily by mail, but may also be made by telephone, facsimile or personal interview conducted by certain officers or employees of the Fundamental Funds or Cornerstone. Cornerstone has also retained ___________ to assist with proxy solicitations, on behalf of the Fund Boards, the cost of which (estimated to be $ _____) will also be borne equally by Cornerstone and the Funds.

         If the Proposal is approved, it is anticipated that it will become effective as soon as practical thereafter.

                             MATTERS TO BE ACTED ON
                                 PROPOSAL NO. 1
                       APPROVAL OF NEW ADVISORY AGREEMENTS

         Section 15 of the 1940 Act requires that each Fund's investment advisory agreement be in writing, and be approved by both (i) the Board Members of the Fund (including a majority of the Board Members who are not parties to the agreement or "interested persons" of any such party ("Independent Board Members")) and (ii) the Fund's shareholders. The agreement can have an initial term of two years, but thereafter must be approved for continuance annually by the Board, including a vote of a majority of the Independent Board Members at an in-person meeting.

         On September 25, 1998, at a Special Board Meeting, the Board Members selected Cornerstone to provide investment advisory services to the Funds during the interim period commencing September 29, 1998 until the earlier of the date of this Meeting or January 27, 1999 (the "Interim Period") and, pending shareholder approval at this Meeting, to provide continuous advisory services to the Funds on a regular basis. Cornerstone was selected following the Boards' decision on May 30, 1998, to not renew the Fundamental Funds' advisory agreements with Fundamental Portfolio Advisors, Inc. ("FPA"), and a decision on August 12, 1998, to abandon a proposed reorganization between the Fundamental Funds and The Tocqueville Trust, a registered investment company. See "Background" below.


                                   BACKGROUND

         Non-renewal of Advisory Agreements with FPA. The Boards' decision to not renew the advisory agreements with FPA (the "FPA Agreements") was made in connection with its decision to approve Agreements and Plans of Reorganization (each a "Plan" and collectively, the "Plans") providing for the transfer of the assets of the Fundamental Funds to newly created series of The Tocqueville Trust (the "Reorganization").

         On July 15,  1997,  the Boards of the  Fundamental  Funds  approved the
Plans and recommended that shareholders of each Fund approve the transactions contemplated by them. Prior to taking this action, the Independent Board Members retained an investment banking firm to seek fund organizations willing to manage the Funds and to submit requests for proposals. The Independent Board Members had concluded that it was unlikely that a majority of the Funds' Independent Board Members would approve the continuance of the FPA Agreements beyond December 31, 1997. FPA advised the Independent Board Members that it had already received a proposal from Tocqueville Asset Management L.P. ("Tocqueville") contemplating investment company reorganizations pursuant to which Tocqueville would serve as successor investment adviser to the Funds. Therefore, in addition to submitting requests for proposals to mutual fund organizations recommended by the investment banking firm, a request for proposal was also submitted to Tocqueville.

         In approving the proposed Tocqueville transaction, the Board Members, considering the best interest of the shareholders of the Funds, took into account all such factors as they deemed relevant, but gave no greater weight to any of the following factors. The Board Members, assisted by independent counsel and an investment banking firm, narrowed their review to the consideration of two mutual fund organizations and interviewed representatives of both organizations. The Board Members' decision to recommend approval of the proposed transaction by shareholders was based on the totality of the facts and circumstances; however, the following were the main points in Tocqueville's favor: (i) Tocqueville had a clear understanding of the Funds' portfolios; (ii) the other organization did not offer the same shareholder privileges that the Funds currently offer and that Tocqueville would continue to offer; and (iii) the Board Members had determined that Tocqueville would be able to provide superior levels of support and service to the Funds and their shareholders.

         Following the Boards' unanimous approval of the Reorganization , however, two former Independent Board Members, Mr. James A. Bowers and Mr. Clark
L. Bullock ("Former Independent Board Members"), and one former Interested Board Member, Dr. Vincent J. Malanga, concluded that the Reorganization was not in the best interest of the Funds and their shareholders. The Former Independent Board Members believed that Tocqueville did not have experienced municipal bond fund portfolio managers; that certain fees related to the Reorganization that would have been paid by Tocqueville to FPA for services to be rendered shareholders were excessive; that the other Board Members failed to consider pursuing a transaction similar to the Reorganization with another mutual fund organization; and that the Boards needed to further evaluate Tocqueville's internal compliance control system and personnel. Based on these concerns, the Former Independent Board Members believed that the Board Members should have sought other alternatives to Tocqueville. Because the other Board Members failed to act in a manner which the Former Independent Board Members believed was consistent with shareholders' interest, the Former Independent Board Members tendered their resignations as Board Members and their resignations were accepted effective November 2 and 3, 1997, respectively.

         At the time of July 15, 1997 Special Board Meeting, and until sometime in March, 1998, Dr. Malanga shared the views of two Independent Board Members. However, after reviewing the testimony that Mr. Christopher P. Culp made to the staff of the Securities and Exchange Commission (the "SEC"), Dr. Malanga believed that the Independent Board Members should have investigated fully the allegations which FPA believes Mr. Culp made before the SEC. Because they failed to do so, Dr. Malanga concluded that the Independent Board Members should be replaced.

         The plans for the Reorganization proceeded because the two Independent Board Members, which constituted a majority of the Fund Boards, continued to believe that the Reorganization was in the best interest of the Funds and their shareholders.

         Tocqueville as the Initial Interim Adviser. At a Special Board Meeting held on May 30, 1998, the Boards approved agreements under which Tocqueville proceeded to provide investment advisory services to the Funds on an interim basis pending shareholder approval of the Reorganization. Tocqueville's interim advisory agreements (the "Tocqueville Agreements") were effective for a 120-day period commencing June 1, 1998. The Tocqueville Agreements were substantially similar to the FPA Agreements which had been previously approved by the Boards and Fund shareholders.

         On August 12, 1998, the Boards agreed to abandon and terminate plans for the Reorganization and seek alternative investment management arrangements for the Funds. Rather than liquidating the Funds, internalizing portfolio management, or placing the Funds into receivership, the Boards decided to pursue other interim investment management arrangements. As part of that process, the Boards conducted due diligence inquires into other possible interim investment managers. Due to the time-consuming nature of such inquiries, the Boards' selection of Cornerstone on September 25, 1998 came at a time that was very close to the expiration date of the 120-day interim period for the Tocqueville Agreements (September 28, 1998). Consequently, the Boards directed the filing of an application for a order (the "Application") with the SEC exempting the Funds and Cornerstone from certain provisions of the 1940 Act. In effect, the Application would provide the Funds another 120-day interim period during which time the shareholders would have the opportunity to approve the selection of another investment adviser. The SEC granted the Application on November 30, 1998.


                           DESCRIPTION OF CORNERSTONE

         Cornerstone was organized as a Nevada corporation in 1997 and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Other than the Funds, Cornerstone has approximately $20 million of assets under management. The Funds' assets are being managed by Mr. Stephen C. Leslie, Chairman and Chief Executive Officer of Cornerstone. Mr. Leslie has approximately 17 years' experience with fixed-income securities and, specifically, municipal bond portfolios. Neither Cornerstone nor any of its predecessors has acted as an investment adviser to any investment company registered under the 1940 Act other than the Funds. The address of Cornerstone is 67 Wall Street, New York, New

York 10005.

         Officers and Directors of Cornerstone. Set forth below are the names and principal occupations of each principal executive officer and director of
Cornerstone:

NAME                         PRINCIPAL OCCUPATION /+/
---------                    -----------------------
Stephen C. Leslie*           Chairman of the Board and Chief Executive Officer
James A. De Matteo           President and Director
G. John Fulvio**             Director and Treasurer.

/+/  Title with Cornerstone unless otherwise indicated.
*   Mr. Leslie also serves as President of the Funds.
** Mr. Fulvio also serves as Chief Financial Officer of the Funds.

     The address of each of the above principal executive officers and directors of Cornerstone is 67 Wall Street, New York, New York 10005.


                     SUMMARY OF THE NEW ADVISORY AGREEMENTS

         The following is a summary of the terms of each New Advisory Agreement. Shareholders should review the form of New Advisory Agreement (see Exhibit A hereto) for the complete terms of the agreement. Under the New Advisory Agreements, the Funds will receive the same advisory services provided in substantially the same manner and at the same fee levels as the Funds received under the FPA Agreements. Cornerstone is responsible for the overall management of the business affairs and assets of each Fund, subject to the authority of its Board. Cornerstone manages and supervises each Fund's investment portfolio and directs the purchase and sale of its investment securities subject at all times to the policies and control of the Fund's Board.

         Cornerstone pays all of the ordinary operating expenses of each Fund, including executive salaries and the rental of office space, with the exception of the following, which are to be paid by the Fund: (1) charges and expenses for determining from time-to-time, the net asset value of the Fund and the keeping of its books and records, (2) the charges and expenses of any auditors, custodian, transfer agent, plan agent, dividend disbursing agent and registrar performing services for the Fund, (3) brokers' commissions, and issue and transfer taxes, chargeable to the Fund in connection with securities transactions, (4) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable by the Fund to federal, state or other governmental agencies, (5) fees and expenses involved in registering and maintaining registrations of the shares of the Fund with the Securities and Exchange Commission and under the securities laws or regulations of states and other jurisdictions, (6) all expenses of shareholders' and Board meetings, and of preparing, printing and distributing notices, proxy statements and all reports to shareholders and to governmental agencies, (7) charges and expenses of legal counsel to the Fund, (8) compensation of those Board Members of the Fund as such who are not affiliated with or interested persons of Cornerstone or the Fund (other than as Board Members), (9) fees and expenses incurred pursuant to the distribution and marketing plan and (10) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund and any indemnification by the Fund of its Board Members, officers, employees or agents with respect thereto. To the extent any of the foregoing charges or expenses are incurred by the Fundamental Funds for the benefit of each of its series, the Fund is responsible for payment of the portion of such charges or expenses which are properly allocable to the Fund.

         For the services it would provide under the terms of the New Advisory Agreements, Cornerstone would receive monthly fees at the same level as those of the FPA Agreements. These fees are noted as follows:

Fundamental U.S. Government Strategic Income Fund:


                             Average Daily Net Asset Value                                     Annual Fee Payable
                             -----------------------------                                     ------------------

Net asset value to $500,000,000                                                                       .75%
Net asset value of $500,000,000 or more but less than $1,000,000,000                                  .72%
Net asset value of $1,000,000,000 or more                                                             .70%


High-Yield Municipal Bond Series:

                             Average Daily Net Asset Value                                     Annual Fee Payable
                             -----------------------------                                     ------------------

Net asset value to $100,000,000                                                                       .80%
Net asset value of $100,000,000 or more but less than $200,000,000                                    .78%
Net asset value of $200,000,000 or more but less than $300,000,000                                    .76%
Net asset value of $300,000,000 or more but less than $400,000,000                                    .74%
Net asset value of $400,000,000 or more but less than $500,000,000                                    .72%
Net asset value of $500,000,000 or more                                                               .70%


Tax-Free Money Market Series; The California Muni Fund; New York Muni Fund:


                          Average Daily Net Asset Value                                    Annual Fee Payable
                          -----------------------------                                    ------------------

Net asset value to $100,000,000                                                                   .50%
Net asset value of $100,000,000 or more but less than $200,000,000                                .48%
Net asset value of $200,000,000 or more but less than $300,000,000                                .46%
Net asset value of $300,000,000 or more but less than $400,000,000                                .44%
Net asset value of $400,000,000 or more but less than $500,000,000                                .42%
Net asset value of $500,000,000 or more                                                           .40%


                                OTHER INFORMATION

Market-Timers. A substantial portion of the assets of the Funds are derived from professional money managers and investors who invest in the Funds as part of an asset-allocation or market-timing investment strategy. Market-timers are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. When market-timers make sudden and large changes in their investments, they may disrupt the portfolio manager's strategy by compelling the manager to sell securities intended to be held for longer periods. Consequently, a Fund may not be able to realize potential capital appreciation. Other results of market-timing activity may include the following: higher trading costs to a Fund when excessive exchanging occurs; significant portfolio turnover that may adversely affect the ability of a Fund to meet its investment objective; and higher expenses that are unfairly borne by a Fund's remaining shareholders. Notwithstanding the instability of short-term assets, any substantial increase in a Fund's asset base (an increase that may result from market-timing activity), even though temporary, may result in economies of scale that will benefit the shareholders in the form of lower expense ratios. For further information concerning market-timing activity, see "FPA Licensing Agreement" below.

                  As of the Record Date, the Fundamental Funds believed that clients of market-timers owned in the aggregate:

      __ % of New York Muni Fund, which had total assets of $ _______;

      __ % of The California Muni Fund, which had total assets of $ ______; and

      __ % of Tax-Free Money Market Series, which had total assets of $ _____ .

         FPA Licensing Agreement. Cornerstone and FPA have entered into a licensing agreement pursuant to which Cornerstone (not the Funds) will pay FPA the sum of $30,000 a month for a 12-month period for providing computer equipment and services, including a software program designed to develop strategy models, to be used by Cornerstone in connection with market-timing activities among the Funds. The licensing agreement further provides that it may be continued for three successive 12-month periods, provided that each 12-month continuation is approved by a majority vote of the Funds' Independent Board Members. Furthermore, the Independent Board Members have directed Cornerstone to place a substantial portion of the licensing payments in escrow (see below), to be deducted from any amounts otherwise payable to FPA under the licensing agreement, pending clarification of certain legal issues and in order to satisfy FPA's past due payment obligations to members of a settlement class. Both Cornerstone and FPA have represented to the Boards that they will adhere to the following escrow provisions considered by the Independent Board Members in voting to approve the New Advisory Agreements, and to recommend that shareholders do so also:

         1. Cornerstone to place in escrow out of the amounts it would otherwise pay FPA under the licensing agreement, for the benefit of the three Funds, the sum of $117,033, representing the difference between the sum of (i) $106,863, the amount previously escrowed by FPA and Fundamental Service Corporation (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnities") and (ii) $62,834, the amount of management fees withheld for payment to FPA pursuant to actions taken by the Funds' Independent Board Members, (total of $169,697) and $286,730, the aggregate amount of the indemnification payments received by the Indemnities from three of the Funds during the fiscal year ended December 31, 1997.

         2. Cornerstone to place in escrow out of the amounts it would otherwise pay FPA under the licensing agreement, for the benefit of the three Funds, the sum of $81,143, representing the amount paid to independent legal counsel to determine whether or not the Indemnities engaged in "disabling conduct."

         3. Cornerstone to place in escrow out of the amounts it would otherwise pay FPA under the licensing agreement, for the benefit of the members of a settlement class, the sum of $102,115, representing a past due payment obligation required to have been made by FPA pursuant to a stipulation of settlement of a class action suit together with the estimated costs of issuing checks and distributing them to members of the settlement class ("Class Payment Expenses").

         4. Cornerstone to place in escrow out of the amounts it would otherwise pay FPA under the licensing agreement, for the benefit of members of a settlement class, any future past due payment obligations required to be made by FPA pursuant to a stipulation of settlement of a class action suit together with any Class Payment Expenses.

         Payments to FPA by Cornerstone over the initial 12-month period, after taking the foregoing escrow deductions of $300,291 into account, will, therefore, be no greater than $59,709. Such amount is subject to further reduction resulting from any Class Payment Expenses.


                         SUMMARY OF BOARD DELIBERATIONS

         After deciding to abandon the Tocqueville Reorganization, the Boards considered three potential investment advisers. On September 9, 1998, one of the Independent Board Members met with representatives from Cornerstone and reviewed their operations. The Independent Board Members also held other discussions during the period from September 9 to September 24, 1998. On September 25, 1998, at a Special Board Meeting, the full Boards held further interviews with Cornerstone, met separately with their independent counsel, and approved Cornerstone as interim adviser to the Funds and as successor adviser to the Funds, subject to shareholder approval. In determining to recommend approval of the New Advisory Agreements to the shareholders, the Independent Board Members considered the following significant factors among others: (i) the nature and quality of the services to be provided to the Funds by Cornerstone, including its ability to accommodate professional money managers and investors who invest in the Funds as part of an asset-allocation or market-timing investment strategy; (ii) under the New Advisory Agreements, the Funds will receive the same advisory services provided in substantially the same manner and at the same fee levels, and by personnel having substantially equivalent qualifications, as the Funds received under the FPA Agreements; (iii) that the payments to be made by the Adviser to FPA under the licensing agreement, and the Adviser's agreement to deposit certain portions of such payments into an escrow account, will likely benefit shareholders of the Funds and members of a settlement class; (iv) Cornerstone's commitment to the development and expansion of the investment company business, and (v) the possibility that having a Cornerstone affiliate act as distributor for the Funds will increase the assets and economies of scale of the Funds.

                          RECOMMENDATION OF THE BOARDS

         After carefully considering all of the issues involved, the Remaining Independent Board Member recommends to shareholders that they vote "FOR" Proposal No. 1 and the selection of Cornerstone as adviser to the Funds.


                        VOTE REQUIRED FOR PROPOSAL NO. 1

         With respect to each Fund, approval of Proposal No. 1 requires the affirmative vote of (i) 67% or more of the shares of the Fund present in person at the Meeting or represented by proxy, if holders of more than 50% of the outstanding shares on the record date are present, in person or by proxy, or
(ii) more than 50% of the outstanding shares on the record date, whichever is less.

         If Proposal No. 1 is not approved by shareholders of a Fund, the New Advisory Agreement will not take effect for that Fund.

                                 PROPOSAL NO. 2
                           RATIFICATION OF PAYMENT OF
                              INTERIM ADVISORY FEES

         As of September 29, 1998, the Boards approved the execution of interim investment advisory agreements (the "Interim Advisory Agreements") between the Funds and Cornerstone whereby Cornerstone agreed to act as interim investment adviser for the Funds for a period of up to 120 days from September 29, 1998, pending shareholder approval of the New Advisory Agreements. Except for their shorter time frame, the Interim Advisory Agreements are identical to the New Advisory Agreements described above in Proposal No. 1. Since September 29, 1998, Cornerstone has been providing investment advisory services to the Funds. However, Cornerstone is seeking shareholder ratification of fees for its services only from the date of the SEC order permitting them to act as an investment adviser to the Fundamental Funds pursuant to written contracts which have not been approved by shareholders of the Funds to the date of the Meeting (the "Interim Advisory Fees"). If shareholders do not ratify the Interim
Advisory Fees with respect to a Fund, Cornerstone will be reimbursed for its costs in providing services to the Fund. If shareholders ratify the Interim Advisory Fees, Cornerstone will receive fees that are equal in rate to the New Advisory Agreements (which are the same as the FPA Agreements that were approved by shareholders).



                         SUMMARY OF BOARD DELIBERATIONS

         At the Special Board Meeting on September 25, 1998, the Boards, after selecting Cornerstone as the new adviser, considered the issue of the Interim Advisory Fees. The Boards stated that it was its intention to have a contract with Cornerstone in effect at all relevant times and that it would be equitable for Cornerstone to receive at least the costs of its services with the possibility of receiving the same fees that the prior advisers for the Funds had received. The Boards also believed that it would be in the best interests of the Funds to have such advisory services available to the Funds during the interim period.


                          RECOMMENDATION OF THE BOARDS

         In light of these considerations, the Remaining Independent Board Member recommends that shareholders vote "FOR" Proposal No. 2 and ratification of the payment of the Interim Advisory Fees.

                        VOTE REQUIRED FOR PROPOSAL NO. 2

         Approval of Proposal No. 2 requires the affirmative vote of (i) 67% or more of the shares of the Funds present in person at the Meeting or represented by proxy, if holders of more than 50% of the outstanding shares on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares on the record date, whichever is less.

                                 PROPOSAL NO. 3
                            ELECTION OF BOARD MEMBERS

         At the  Meeting,  shareholders  are asked to elect a slate of  five
nominees  for  positions  on  the  Boards,  including  three      who  are  not
"interested persons" of the Fund, to serve as Board Members of the Funds, to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote "FOR" the election of each of the nominees named below, each of whom has consented to being named in this Proxy Statement and has agreed to serve if elected.

         Four individuals not currently serving on the Boards have been nominated to serve as Board Members. If elected by shareholders, the four nominees will serve together with the current member of the present Boards, Mr.
L. Greg Ferrone.

         Five nominees are to be elected, each to serve until his successor is duly elected and shall qualify. The current Independent Board Member reserves the right to substitute another person or persons of his choice as nominee or nominees if a nominee is unable to serve as a Board Member at the time of the Meeting for any reason. Nothing, however, indicates that such a situation will arise. The following table sets forth certain information regarding each nominee for election as a Board Member by shareholders.

                                          INFORMATION REGARDING NOMINEES'
                                    PRINCIPAL OCCUPATION AND OTHER INFORMATION


Name and Principal Occupation
During  the Past Five Years                                                     Board                    Amount of
and Directorships of                                                            Member             Beneficial Ownership
Public Companies                                         Age                    Since             of Shares of the Funds

William J. Armstrong.  Vice President and                [  ]                  Nominee                      [ ]
Treasurer, Ingersoll-Rand Company (5/86 -
Present); Trustee, Chase Vista Funds.

L. Greg Ferrone.  Senior Manager, ARC                    47                     1987*                       [ ]
Partners (    -Present); Consultant, IntraNet, Inc.
(      ); Sales & Marketing Director, RAV
Communications (     ); Vice President/Regional
Manager, National Westminster Bank USA
(      ).

G. John Fulvio.  Treasurer, Cornerstone Equity           41                    Nominee                      [ ]
Advisors, Inc. (4/97 - Present); Partner, Speer &
Fulvio (3/87 - 4/97).

Stephen C. Leslie.  Chairman and CEO,                    45                    Nominee                      [ ]
Cornerstone Equity Advisors, Inc. (6/97 -
Present); Partner, Wall Street Capital Group
(3/97 - 6/97); Partner, Wall Street Investment
Corp. (11/95 - 3/97); Partner, Tucker Anthony
Securities (8/95 - 10/95); Senior Vice President,
Pryor McClendon Counts & Co. (5/94 - 8/95);
Senior Vice President, Siebert Capital Markets
(6/93 - 5/94).


Dr. Yvonne Scruggs-Leftwich.  Executive                  [  ]                  Nominee                      [ ]
Director and Chief Operating Officer, Black
Leadership Forum, Inc.; Director, Joint Center
for Political and Economic Studies (1991 - Present).

* Mr. Ferrone has been a Board Member of the Fundamental Fixed Income Fund since 1987 and a Board Member of Fundamental Funds, Inc. and The California Muni Fund since 1989.


         The Boards met fifteen times during the fiscal year ended December 31, 1997. The Boards have Audit, Nominating and Portfolio Review Committees (the "Committees"). The Committees currently consist of Mr. L. Greg Ferrone. If all of the nominees to serve on the Boards are elected by shareholders, it is anticipated that the Committees will consist of Mr. Ferrone and two or more nominees for election as Board Members who are not "interested persons" of the Funds or the Adviser.

         The Audit Committee makes recommendations to the Boards concerning the selection of the Funds' independent public accountants and reviews with such accountants the scope and results of the Funds' annual audits. The function of the Nominating Committee is the selection and nomination for appointment and election of candidates to serve as Independent Board Members. The Portfolio Review Committee oversees the Funds' investment performance and strategies, internal controls and procedures, prospectus review and compliance with the investment policies stated therein, and review of annual and semi-annual reports to shareholders. Exhibit B hereto sets forth certain information regarding compensation paid to each Board Member and the number of Board, Audit Committee, Nominating Committee and Portfolio Review Committee Meetings each Fund has held in the calendar year ended December 31, 1997. Each current Board Member nominated for election attended at least 75% of the meetings that were held in the calendar year ended December 31, 1997. The Executive Officers of the Funds are set forth in Exhibit B hereto. Each officer of the Funds will serve at the discretion of the Boards.

shareholder servicing payments to FPA. Dr. Vincent J. Malanga resigned his positions as Chairman of the Board and as a Board Member of each Fund on July 7, 1998 as a result of his settlement of an SEC administrative proceeding. Finally, Mr. James C. Armstrong, an Independent Board Member, resigned on October 7, 1998.

                          RECOMMENDATION OF THE BOARDS
         The Remaining Independent Board Member recommends that shareholders vote "FOR" the election of the nominees under Proposal No. 3.

                        VOTE REQUIRED FOR PROPOSAL NO. 3
         A plurality of the votes cast at the Meeting by the shareholders of The California Muni Fund and New York Muni Fund is required for the election of Board Members of such Funds. Shareholders of Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series and Tax-Free Money Market Series vote together in the election of trustees of Fundamental Fixed-Income Fund. A plurality of the votes cast at the Meeting by shareholders of such Funds is required for the election of trustees.

                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT
    Firstar Bank Milwaukee, N.A., which has its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Funds' custodian. Firstar Mutual Fund Services, LLC, located at the same address as the Funds' custodian, acts as the Funds' administrator and transfer agent.

                                  OTHER MATTERS
     The Boards do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, proxies will vote on such matters in their discretion.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS
     A copy of each Fund's Annual Report to Shareholders will be furnished, without charge, to shareholders. Copies of the Fund's Annual Report to Shareholders may be obtained by calling Firstar Mutual Fund Services, LLC, at 1-800-322-6864.

                              SHAREHOLDER PROPOSALS

    Each Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Declaration of Trust (Articles of Incorporation). A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.


                                 By Order of the Boards of the Fundamental Funds


                                 Joseph Neuberger
                                 Secretary

Dated: December __, 1998

SHAREHOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                    EXHIBIT A

                                     FORM OF

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

         THIS AGREEMENT is made as of this ______day of ________, by and between (______), (the "Fund") and Cornerstone Equity Advisors, Inc. (the "Investment Adviser");


                               W I T N E S S E T H

                  WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and


                  WHEREAS, the Investment Adviser has a pending registration as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and engages in the business of acting as an investment adviser; and


                  WHEREAS, the Fund and the Investment Adviser desire to enter into an agreement to provide for the management of the assets of the Fund on the terms and conditions hereinafter set forth.


                  NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:


                  1. Management. The Investment Adviser shall act as investment adviser for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors/Trustees. The Investment Adviser shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as investment adviser.


                  2. Duties of Investment Adviser. In carrying out its obligation under paragraph 1 hereof, the Investment Adviser shall, subject at all times to the policies and control of the Fund's Board of Directors/Trustees:

                           (a)  supervise  and manage all  aspects of the Fund's
operations;
                           (b)  provide  the Fund or obtain for it, and
thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Directors/Trustees;
                           (c)  arrange, but not pay for, the periodic updating
of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities;
                           (d) provide the Fund with, or obtain for it, adequate
office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;
                           (e)  provide the Board of  Directors/Trustees  of the
Fund on a regular basis with financial reports and analyses on the Fund's operations and the operations of comparable investment companies;
                           (f) obtain  and  evaluate  pertinent   information
about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which they engage, or with respect to securities which the Investment Adviser considers desirable for inclusion in the Fund;
                           (g)  determine what issuers and securities shall be
represented in the Fund's portfolio and regularly report them to the Board of Directors/Trustees of the Fund;
                           (h) formulate and implement  continuing  programs for
the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Directors/Trustees of the Fund; and

                          (i)  take, on behalf of the Fund, all actions which
appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.


                  3. Broker-Dealer Relationships. The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Investment

Adviser's primary consideration in effecting a security transaction will be execution at a price that is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions, including similar securities being purchased or sold on a securities exchange during a comparable period of time.

                  In selecting a broker-dealer to execute each particular transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Directors/Trustees may determine, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Adviser for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund. The Investment Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Adviser for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Adviser shall determine and the Investment Adviser will report on said allocations regularly to the Board of Directors/Trustees of the Fund indicating the brokers to whom such allocations have been made and the basis therefor.

                  4. Control by Board of Directors/Trustees. Any investment program undertaken by the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Investment Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Directors/Trustees of the Fund.

                  5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Adviser shall at all times conform to:
                           (a)  all applicable provisions of the Investment
Company Act and the Investment Advisers Act and any rules and regulations adopted thereunder as amended; and
                           (b) the provisions of the Registration  Statements of
the Fund under the Securities Act of 1933, as amended, and the Investment Company Act; and
                           (c) the  provisions of the Articles of  Incorporation
of the Fund,  as amended;  and
                           (d) the  provisions of the  By-laws  of the Fund,  as
amended;  and (e) any other applicable provisions of state and federal law.

                  6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Adviser as follows:

                           (a)  The Investment Adviser shall furnish, at its
expense and without cost to the Fund, the services of a President, Chief Financial Officer, Secretary and to the extent necessary, such additional officers as may be required by the Fund for the proper conduct of its affairs.
                           (b) The Investment Adviser shall further maintain, at
its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraph (i) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.
                           (c) All of the ordinary business expenses incurred in
the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and directors if available) of the Fund which inure to its benefit, expenses relating to director/trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.


                  7. Compensation. The Fund shall pay the Investment Adviser a portfolio management fee with respect to the Fund, which fee shall be computed on the basis of the average net asset value of the Fund as ascertained at the close of each business day and which fee shall be paid monthly in accordance with the following schedule:


                  [SEE FEE SCHEDULE IN THE PROXY STATEMENT FOR MANAGEMENT FEES APPLICABLE TO YOUR FUND].


                  8. Non-Exclusivity. The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, and the Investment Adviser shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Adviser may serve as officers or directors/trustees of the Fund, and that officers or directors/trustees of the Fund may serve as officers or directors of the Investment Adviser to the extent permitted by law; and that the officers and directors of the Investment Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or corporation, including other investment companies.


                  9. Term and Approval. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for two years and thereafter from year to year, provided that such continuance is specifically approved at least annually (i) by a vote of the majority of Directors/Trustees who are not parties to this agreement or interested persons of any such party, cast in person at a meeting called for the purpose; and (ii) by a vote of the Board of Directors/Trustees of the Fund or a majority of the outstanding voting shares of the Fund.


                  10.  Termination.  This Agreement may be terminated upon sixty
(60) days' written notice to the Investment Adviser by vote of the Fund's Board of Directors/Trustees or by vote of a majority of the Fund's outstanding voting securities. This Agreement may be terminated by the Investment Adviser on sixty
(60) days'
written notice to the Fund. The notice provided for herein may be waived by either party to this Agreement. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.


                  11. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and that of the Investment Adviser shall be 67 Wall Street, New York, New York 10005. If to the Fund, an additional copy of any notice under this Agreement shall be provided to Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, attention to Carl Frischling, Esq.


                  12. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


                  13. [For Fundamental Fixed-Income Fund and The California Muni Fund]. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The
Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                            (FUND)



Attest:                                     By:

                                                -------------------------

-------------------------



                                           (CORNERSTONE EQUITY ADVISORS, INC. )

Attest:
                                            By:

                                                -------------------------
-------------------------

                                                     EXHIBIT B

                                             BOARD MEMBER COMPENSATION
                                     (For each current Board Member Receiving
                               Compensation from a Fundamental Fund for the most
                                          recently completed fiscal year)
                                           BOARD AND COMMITTEE MEETINGS
                                                   FUND OFFICERS


                                                                                                  Number of
                                                                                                  Portfolio
                                                       Number of Board     Number of Audit      Review Committee
                                                        Meetings Held     Committee Meetings     Meetings Held
                                                       During Calendar       Held During        During Calendar
Amounts Paid During Calendar Year Ended      L. Greg      Year Ended     Calendar Year Ended      Year Ended
December 31, 1997 From Fund to Board Member  Ferrone  December 31, 1997   December 31, 1997    December 31, 1997
-------------------------------------------  -------  -----------------   -----------------    -----------------
New York
Muni Fund.................................. $20,124         15                   2                     4

The California
Muni Fund.................................. $ 2,064         15                   2                     4

High-Yield Municipal
Bond Series................................ $   336         15                   2                     4

Tax-Free Money
Market Series.............................. $ 1,979         15                   2                     4

Fundamental U.S. Government
Strategic Income Fund...................... $ 1,479         15                   2                     4

Total Compensation......................... $25,982



OFFICERS OF THE FUNDAMENTAL FUNDS

NAME                                     PRINCIPAL POSITION                PRINCIPAL OCCUPATION
----                                     --------------------              -----------------------------------------------
Stephen C. Leslie                        President                         See Nominees for Election as Board Member
G. John Fulvio                           Chief Financial Officer           See Nominees for Election as  Board Member
Joseph Neuberger                         Secretary                         Vice President and Manager of Fund Administration
                                                                           and Compliance Services of F irstar Mutual Fund
                                                                           Services LLC.

                          FUNDAMENTAL FIXED-INCOME FUND

                FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND
               SPECIAL MEETING OF SHAREHOLDERS -- JANUARY __, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY CONSTITUTES AND APPOINTS L. GREG FERRONE AND STEPHEN C. LESLIE, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FUNDAMENTAL FIXED-INCOME FUND.


------Detach card at perforation and mail in postage paid envelope provided-----

1. Approval of the proposed Investment Advisory Agreement between the Fund and Cornerstone Equity Advisors, Inc.


                  FOR                     AGAINST                   ABSTAIN
                  |_|                       |_|                       |_|


2. Ratification of the payment of interim advisory fees to Cornerstone Equity Advisors, Inc.


                  FOR                     AGAINST                    ABSTAIN
                  |_|                       |_|                        |_|


3.    Election  of  trustees  to serve as  members of the Board of  Trustees  of
      Fundamental       Fixed-Income      Fund.      The      nominees      are:
      William J. Armstrong, L. Greg Ferrone, G. John Fulvio, Stephen C. Leslie, and Dr. Yvonne Scruggs-Leftwich.


                     FOR ALL NOMINEES                 FOR ALL NOMINEES EXCEPT
                           |_|                                  |_|


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

------Detach card at perforation and mail in postage paid envelope provided-----

                          FUNDAMENTAL FIXED-INCOME FUND

                FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposals 1 and 2, and for election of all nominees.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 199_

                          FUNDAMENTAL FIXED-INCOME FUND

                        HIGH-YIELD MUNICIPAL BOND SERIES
               SPECIAL MEETING OF SHAREHOLDERS -- JANUARY __, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE HIGH-YIELD MUNICIPAL BOND SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY CONSTITUTES AND APPOINTS L. GREG FERRONE AND STEPHEN C. LESLIE, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE
SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FUNDAMENTAL FIXED-INCOME FUND.


------Detach card at perforation and mail in postage paid envelope provided-----

1. Approval of the proposed Investment Advisory Agreement between the Fund and Cornerstone Equity Advisors, Inc.


                  FOR                  AGAINST                     ABSTAIN
                  |_|                    |_|                         |_|


2. Ratification of the payment of interim advisory fees to Cornerstone Equity Advisors, Inc.



                  FOR                  AGAINST                      ABSTAIN
                  |_|                    |_|                          |_|


3.    Election  of  trustees  to serve as  members of the Board of  Trustees  of
      Fundamental       Fixed-Income      Fund.      The      nominees      are:
      William J. Armstrong, L. Greg Ferrone, G. John Fulvio, Stephen C. Leslie, and Dr. Yvonne Scruggs-Leftwich.


                     FOR ALL NOMINEES               FOR ALL NOMINEES EXCEPT
                           |_|                                |_|



TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

-----Detach card at perforation and mail in postage paid envelope provided------

                          FUNDAMENTAL FIXED-INCOME FUND

                        HIGH-YIELD MUNICIPAL BOND SERIES
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposals 1 and 2, and for election of all nominees.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 199_

                          FUNDAMENTAL FIXED-INCOME FUND

                          TAX-FREE MONEY MARKET SERIES
               SPECIAL MEETING OF SHAREHOLDERS -- JANUARY __, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE TAX-FREE MONEY MARKET SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY CONSTITUTES AND APPOINTS
L. GREG FERRONE AND STEPHEN C. LESLIE, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FUNDAMENTAL FIXED-INCOME FUND.


-----Detach card at perforation and mail in postage paid envelope provided-----

1. Approval of the proposed Investment Advisory Agreement between the Fund and Cornerstone Equity Advisors, Inc.


                  FOR                  AGAINST                      ABSTAIN
                  |_|                    |_|                          |_|


2. Ratification of the payment of interim advisory fees to Cornerstone Equity Advisors, Inc.


                  FOR                  AGAINST                      ABSTAIN
                  |_|                    |_|                          |_|


3.    Election  of  trustees  to serve as  members of the Board of  Trustees  of
      Fundamental       Fixed-Income      Fund.      The      nominees      are:
      William J. Armstrong, L. Greg Ferrone, G. John Fulvio, Stephen C. Leslie, and Dr. Yvonne Scruggs-Leftwich.


                     FOR ALL NOMINEES                  FOR ALL NOMINEES EXCEPT
                           |_|                                   |_|



TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

-----Detach card at perforation and mail in postage paid envelope provided-----

                          FUNDAMENTAL FIXED-INCOME FUND

                          TAX-FREE MONEY MARKET SERIES
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposals 1 and 2, and for election of all nominees.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 199_

                            THE CALIFORNIA MUNI FUND

               SPECIAL MEETING OF SHAREHOLDERS -- JANUARY __, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE CALIFORNIA MUNI FUND HEREBY CONSTITUTES AND APPOINTS L. GREG FERRONE AND STEPHEN C. LESLIE, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE CALIFORNIA MUNI FUND.


------Detach card at perforation and mail in postage paid envelope provided-----

1. Approval of the proposed Investment Advisory Agreement between the Fund and Cornerstone Equity Advisors, Inc.


                  FOR                  AGAINST                      ABSTAIN
                  |_|                    |_|                          |_|


2. Ratification of the payment of interim advisory fees to Cornerstone Equity Advisors, Inc.


                  FOR                  AGAINST                      ABSTAIN
                  |_|                    |_|                          |_|

3. Election of trustees to serve as members of the Board of Trustees of The California Muni Fund. The nominees are: William J. Armstrong, L. Greg
      Ferrone,  G.  John  Fulvio,  Stephen  C.  Leslie,   and  Dr.  Yvonne
      Scruggs-Leftwich.


                     FOR ALL NOMINEES                    FOR ALL NOMINEES EXCEPT
                           |_|                                     |_|



TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

-----Detach card at perforation and mail in postage paid envelope provided------

                            THE CALIFORNIA MUNI FUND


                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposals 1 and 2, and for election of all nominees.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 199_

                             FUNDAMENTAL FUNDS, INC.

                               NEW YORK MUNI FUND
               SPECIAL MEETING OF SHAREHOLDERS -- JANUARY __, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF COMMON STOCK OF THE NEW YORK MUNI FUND SERIES OF FUNDAMENTAL FUNDS, INC. HEREBY CONSTITUTES AND APPOINTS L. GREG FERRONE AND STEPHEN C. LESLIE, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FUNDAMENTAL FUNDS, INC.


-----Detach card at perforation and mail in postage paid envelope provided------

1. Approval of the proposed Investment Advisory Agreement between the Fund and Cornerstone Equity Advisors, Inc.


                  FOR                  AGAINST                      ABSTAIN
                  |_|                    |_|                          |_|

2. Ratification of the payment of interim advisory fees to Cornerstone Equity Advisors, Inc.


                  FOR                  AGAINST                      ABSTAIN
                  |_|                    |_|                          |_|


3. Election of directors to serve as members of the Board of Directors of Fundamental Funds, Inc. The nominees are: William J. Armstrong, L. Greg
     Ferrone,  G.  John  Fulvio,  Stephen  C.  Leslie,   and  Dr.  Yvonne
     Scruggs-Leftwich.

                     FOR ALL NOMINEES                    FOR ALL NOMINEES EXCEPT
                           |_|                                     |_|



TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

------Detach card at perforation and mail in postage paid envelope provided-----

                             FUNDAMENTAL FUNDS, INC.

                               NEW YORK MUNI FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposals 1 and 2, and for election of all nominees.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 199_